                                                                    EXHIBIT 10.3

================================================================================

                              AMENDED AND RESTATED

                       GUARANTEE AND COLLATERAL AGREEMENT

                                  dated as of

                               December 29, 2004

               (as amended and restated as of February 16, 2005)

                                     among

                           SYMBOL TECHNOLOGIES, INC.,

                 THE SUBSIDIARIES OF SYMBOL TECHNOLOGIES, INC.,
                               IDENTIFIED HEREIN

                                      and

                           JPMORGAN CHASE BANK, N.A.,

                              as Collateral Agent

================================================================================

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                               TABLE OF CONTENTS

                                              ARTICLE I

                                             Definitions

SECTION 1.01. Credit Agreement..................................................................    1

SECTION 1.02. Other Defined Terms...............................................................    1

                                             ARTICLE II

                                              Guarantee

SECTION 2.01. Guarantee.........................................................................    6

SECTION 2.02. Guarantee of Payment..............................................................    6

SECTION 2.03. No Limitations....................................................................    6

SECTION 2.04. Reinstatement.....................................................................    7

SECTION 2.05. Agreement To Pay; Subrogation.....................................................    7

SECTION 2.06. Information.......................................................................    8

SECTION 2.07. Withholding Taxes.................................................................    8

                                             ARTICLE III

                                        Pledge of Securities

SECTION 3.01. Pledge............................................................................    8

SECTION 3.02. Delivery of the Pledged Collateral................................................    9

SECTION 3.03. Representations, Warranties and Covenants.........................................   10

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests......   11

SECTION 3.05. Registration in Nominee Name; Denominations.......................................   11

SECTION 3.06. Voting Rights; Dividends and Interest.............................................   12

SECTION 3.07. Conflicts with Foreign Pledge Agreements..........................................   13

                                             ARTICLE IV

                               Security Interests in Personal Property

SECTION 4.01. Security Interest.................................................................   14

SECTION 4.02. Representations and Warranties....................................................   16

SECTION 4.03. Covenants.........................................................................   17

SECTION 4.04. Other Actions.....................................................................   21

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral....................   21

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
                                              ARTICLE V

                                              Remedies

SECTION 5.01. Remedies Upon Default.............................................................   23

SECTION 5.02. Application of Proceeds...........................................................   25

SECTION 5.03. Grant of License to Use Intellectual Property.....................................   25

SECTION 5.04. Securities Act....................................................................   26

SECTION 5.05. Registration......................................................................   26

SECTION 5.06. Bank of Tokyo Securitization......................................................   27

SECTION 5.07. Mexican Guarantor.................................................................   27

                                             ARTICLE VI

                              Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.........................................................   28

SECTION 6.02. Contribution and Subrogation......................................................   28

SECTION 6.03. Subordination.....................................................................   28

                                             ARTICLE VII

                                            Miscellaneous

SECTION 7.01. Notices...........................................................................   29

SECTION 7.02. Waivers; Amendment................................................................   29

SECTION 7.03. Collateral Agent's Fees and Expenses; Indemnification.............................   29

SECTION 7.04. Successors and Assigns............................................................   30

SECTION 7.05. Survival of Agreement.............................................................   30

SECTION 7.06. Counterparts; Effectiveness; Several Agreement....................................   30

SECTION 7.07. Severability......................................................................   31

SECTION 7.08. Right of Set-Off..................................................................   31

SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process........................   31

SECTION 7.10. WAIVER OF JURY TRIAL..............................................................   32

SECTION 7.11. Headings..........................................................................   32

SECTION 7.12. Security Interest Absolute........................................................   33

SECTION 7.13. Termination or Release............................................................   33

SECTION 7.14. Additional Subsidiaries...........................................................   34

SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact.......................................   34

SECTION 7.16. Parallel Debt (Covenant to pay the Collateral Agent)..............................   34

Schedules

Schedule I        Guarantors
Schedule II       Pledged Stock; Debt Securities
Schedule III      Intellectual Property
Schedule IV       Commercial Tort Claims

Exhibits

Exhibit I         Form of Supplement
Exhibit II        Form of Perfection Certificate

                        AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT
                  dated as of December 29, 2004, as amended and restated as of February 16, 2005, among SYMBOL TECHNOLOGIES, INC., the Subsidiaries of SYMBOL TECHNOLOGIES, INC. identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

            Reference is made to the Credit Agreement dated as of December 29, 2004, as amended and restated as of February 16, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Symbol Technologies, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase Bank, N.A., as Administrative Agent and Fleet National Bank, as Syndication Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

            SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

            (b) The rules of construction specified in Sections 1.03, 1.04 and
1.05 of the Credit Agreement also apply to this Agreement.

            SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

            "Article 9 Collateral" has the meaning assigned to such term in
Section 4.01.

            "BOT Discharge" shall mean (a) termination of, or expiration of all commitments under, the Bank of Tokyo Securitization and (b) payment in full of all obligations that are due and payable or otherwise accrued and owing to The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as "Agent" for the "Purchaser" (as each term

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                                                                               2

is defined in the Receivables Purchase Agreement, as amended or supplemented from time to time) at or prior to the date of such termination or expiration.

            "Card Programs" means (a) purchasing card programs established to enable headquarters and field staff of each Loan Party or any Domestic Subsidiary to purchase goods and supplies from vendors and (b) any travel and entertainment card program established to enable headquarters and field staff of each Loan Party or any Domestic Subsidiary to make payments for expenses incurred related to travel and entertainment; provided that (i) the aggregate amount of outstanding obligations at any time under all such Card Programs that is secured hereunder does not exceed $5,000,000 and (ii) any such Card Program is (x) is in effect on the Effective Date with an institution that is a Lender or an Affiliate of a Lender as of the Effective Date or (y) is established after the Effective Date with an institution that is a Lender or an Affiliate of a Lender at the time such Card Programs is established.

            "Collateral" means Article 9 Collateral and Pledged Collateral.

            "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

            "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

            "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

            "Federal Securities Laws" has the meaning assigned to such term in
Section 5.04.

            "Grantors" means the Borrower and the Guarantors.

            "Guarantee Excluded Taxes" means, with respect to the Collateral Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on behalf of any obligation of the Guarantor hereunder, the following taxes, including interest, penalties or other additions thereto:

            (a) income taxes imposed on (or measured by) its net income or franchise taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized, or in which its principal office is located or in which it is otherwise deemed to be engaged in a trade or business for tax purposes or, in the case of any Lender, in which its applicable lending office is located, in each case including any political subdivision thereof;

            (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above or

            (c) any withholding tax that is attributable to a Lender's failure to comply with Section 2.06(b).

            "Guarantors" means (a) each Subsidiary that is identified as a Guarantor on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Guarantor after the Effective Date.

            "Intellectual Property" means all intellectual property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

            "License" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

            "Loan Document Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents. For the avoidance of doubt, any Obligations of the Borrower or any other Loan Party to a Lender or any Affiliate of a Lender under Section 7.16 shall not constitute Loan Document Obligations to the extent that such obligations are of a type referred to in paragraphs (b), (c) or (d) of the definition of Obligations.

            "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations" means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into, (c) the due and punctual payment and performance of all obligations owed from time to time by each Loan Party or Subsidiary to any Lender or its Affiliates in respect of cash management services, including obligations in respect of overdraft, interest and fees, in each case relating to such cash management services and (d) the due and punctual payment and performance of all obligations owed from time to time by each Loan Party or Domestic Subsidiary to any Lender or its Affiliates in respect of Card Programs; provided that in no event shall any Obligations in respect of any Obligations described in clauses (b), (c) or (d) hereof, in each case provided by an Affiliate of a Lender, constitute Obligations for the purpose of any Security Document governed by the laws of The United Kingdom unless the documents evidencing such Hedging Agreement, cash management services or Card Programs, as applicable, contain the following language:

            "We [name of hedging counterparty, cash management provider or Card Programs provider] hereby confirm that by entering into this [insert name of contract], we intend to be party to the Trust Agreement (the "Trust Agreement") dated February 16, 2005, between, amongst others, JPMorgan Chase Bank, N.A., as Security Trustee (the "Security Trustee"), and the Secured Parties named therein, and (a) undertake to perform all the obligations expressed in the Trust Agreement to be assumed by a Secured Party, and (b) agree that we shall be bound by all the provisions of the Trust Agreement, as if we had been an original party thereto. We further agree that the Security Trustee may rely upon our undertaking and agreement given herein."

                  ; provided further that any reference in any Security Document governed by the laws of any jurisdiction other than the United States or The United Kingdom (in the case of The United Kingdom, to the extent that the relevant documents evidencing such Hedging Agreement, cash management services or Card Programs, as applicable, contain the language noted above) to "Obligations" or "Secured Obligations" shall not be deemed to include the proviso following clause (d) of this definition.

            "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

            "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

            "Perfection Certificate" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

            "Pledged Collateral" has the meaning assigned to such term in
Section 3.01.

            "Pledged Debt Securities" has the meaning assigned to such term in
Section 3.01.

            "Pledged Securities" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral and including, for the avoidance of doubt, the partes sociales of Symbol de Mexico, S. de R.L. de C.V.

            "Pledged Stock" has the meaning assigned to such term in Section
3.01.

            "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

            "Secured Parties" means (a) the Lenders, (b) the Collateral Agent,
(c) the Issuing Banks, (d) each counterparty to any Hedging Agreement with a Loan Party the obligations under which constitute Obligations, (e) each Lender or Affiliate thereof providing cash management or similar services the obligations under which constitute Obligations, (f) each Lender or Affiliate thereof providing Card Programs or similar services the obligations under which constitute Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and assigns of each of the foregoing.

            "Security Interest" has the meaning assigned to such term in Section 4.01.

            "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

            "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                   Guarantee

            SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

            SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

            SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the

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                                                                               7

provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to accept an exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

            (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

            SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

            SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

            SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

            SECTION 2.07. Withholding Taxes. (a) Any payment made by a Guarantor pursuant to this Agreement which results in the imposition of Taxes (except Guarantee Excluded Taxes) which would not have been imposed had the payment been made by the Borrower shall be made free and clear of and without deduction for any such Taxes; provided that if a Guarantor shall be required to deduct any such Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums paid under this section) the Collateral Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall make pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; provided, however that any additional payment to be made under this Section 2.07 shall only be made to the Collateral Agent, Lender or Issuing Bank, as the case may be, to the extent that the total payment received by such entity does not exceed the total payment such entity would have received if the Borrower had made such payment. For the avoidance of doubt, this Section 2.07 shall be read as an obligation of the Guarantors that is in addition to their assumption of the Borrower's obligations to indemnify for Indemnified Taxes and Other Taxes pursuant to Section 2.17 of the Credit Agreement and shall not relieve a Guarantor of its obligations to make payments pursuant to Section 2.17 of the Credit Agreement on the Borrower's behalf.

                                  ARTICLE III

                              Pledge of Securities

            SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it including those listed on
Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "Pledged Stock");

provided that the Pledged Stock shall not include (x) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary other than Symbol de Mexico, S de R.L. de C.V. (all the Equity Interests in which are hereby pledged) or (y) any Equity Interests of any Foreign Subsidiary that is organized in Australia; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

            SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees, to the extent not otherwise required in the Foreign Pledge Agreements, or prohibited by applicable law, promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

            (b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

            (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities (other than in respect of Foreign Subsidiaries that are not Significant Foreign Subsidiaries) shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

            (d) If the charter, by-laws or any other constitutional document of an issuer that is a wholly owned Subsidiary of any Pledged Stock restricts the transfer of the Pledged Stock of such issuer, then the applicable Grantor shall deliver to the Collateral Agent a certified copy of a resolution of the directors or shareholders of such issuer consenting to the transfer(s) contemplated by this Agreement, including any prospective transfer of such Pledged Stock and any other related Pledged Collateral by the Collateral

Agent or any Secured Party upon a realization on the security constituted hereby in accordance with this Agreement.

            SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

            (a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

            (b) To the extent issued by the Borrower or its Subsidiaries, the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

            (c) except for the security interests granted hereunder and/or under any other Security Documents governed by laws other than the laws of the United States, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances), however, arising, of all Persons whomsoever;

            (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as set forth in the by-laws of Symbol de Mexico, S de R.L. de C.V. (other than with respect to a foreclosure by the Collateral Agent pursuant to the terms of the Mexican Pledge Agreement), the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions (or any analogous constitutional documents in any jurisdiction) or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

            (e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

            (f) except as otherwise required with respect to collateral pledged pursuant to the terms of the Foreign Pledge Agreements, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

            (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, and with respect to Pledged Securities pledged pursuant to any Foreign Pledge Agreement, by virtue of any additional requirements set forth in such Foreign Pledge Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, as security for the payment and performance of the Obligations; provided, however, that, with respect to the Mexican Pledge Agreement, the Grantors make no representation or warranty concerning whether the Collateral Agent will obtain with respect to the pledge of the Equity Interests in Symbol de Mexico, S. de R.L. de C.V. a legal, valid, and perfected lien upon and security interest in any rights arising from such Equity Interests, other than "credit rights" (which would ordinarily include the right to receive dividends and proceeds on liquidation, although there is no judicial or statutory interpretation of the concept "credit rights" under Article 334,
Section III of the General Law of Negotional Instruments and Credit
Transactions);

            (h) the performance of this Agreement and each Foreign Pledge Agreement does not contravene any material law, contract provision or the charter, by-laws or other organizational documents of each Grantor or order binding on such Grantor; and

            (i) the pledge effected hereby, when taken together with the Foreign Pledge Agreements, is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

            SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall, to the extent permitted by the applicable laws of any country other than the United States, be represented by a certificate, shall be a "security" within the meaning of
Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

            SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent. At any time upon the occurrence of a Default or continuation of a Default, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this
Section 3.06 are being suspended:

            (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

            (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

            (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

            (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall, promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

            (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

            (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

            SECTION 3.07. Conflicts with Foreign Pledge Agreements. To the extent that there is any overlap between, or conflict with, the provisions of this Agreement and any Foreign Pledge Agreement such Foreign Pledge Agreement shall prevail with respect only to (i) any provision relating to the creation and perfection of the security interest under the Mexican Pledge Agreement, (ii) any provision relating to the pledged collateral described in and covered under such Foreign Pledge Agreement or, in the case of the Mexican Pledge Agreement, all conflicting provisions and (iii) any other provision in respect of which adherence to the law governing such Foreign Pledge Agreement is required for such Foreign Pledge Agreement to be valid or enforceable in accordance with its terms.

                                   ARTICLE IV

                    Security Interests in Personal Property

            SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, other than Symbol de Mexico, S. de R.L. de C.V. with respect to assets located in Mexico, hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "Security Interest") in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

            (i)    all Accounts;

            (ii)   all Chattel Paper;

            (iii)  all Documents;

            (iv)   all Equipment;

            (v)    all General Intangibles;

            (vi)   all Instruments;

            (vii)  all Inventory;

            (viii) all Investment Property;

            (ix)   commercial tort claims listed on Schedule IV;

            (x)    all books and records pertaining to the Article 9
         Collateral; and

            (xi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding the foregoing, Article 9 Collateral shall not include any Equity Interests expressly excluded from the definition of Pledged Stock;

provided further, that, prior to the BOT Discharge, Article 9 Collateral (x) shall not include at any time any "Pool Receivables" or "Related Assets" (as each term is defined in the Receivables Purchase Agreement as in effect on the Effective Date) of Symbolease, Inc. or any proceeds of the foregoing and (y) shall include a second priority security interest in all of Symbolease, Inc.'s right, title and interest in, to and under the inventory, "Equipment" and other property that is leased under any "Contract" (but excluding any Proceeds thereof) (as each such term is defined in the Receivables Purchase Agreement as in effect on the date hereof), as contemplated by Section 1 of the Acknowledgment and Consent, which shall be junior and subject and subordinate to the first priority security interest in all of Symbolease, Inc.'s right, title and interest in, to and under such inventory, "Equipment" and other property that is leased under any such "Contract" and all Proceeds of the foregoing, including, without limitation, all Proceeds from the sale, lease or other disposition of the "Equipment", granted to Symbolease Funding LLC and its successors and assigns pursuant to Section 8.10 of the Purchase and Sale Agreement, and assigned by Symbolease Funding LLC to The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, in its capacity as "Agent" for "Purchaser" (as each term is defined in the Receivables Purchase Agreement, as amended or supplemented from time to time), pursuant to Section 5.2(k) of the Receivables Purchase Agreement.

            (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

            Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

            (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the
Article 9 Collateral.

            SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

            (a) Each Grantor has good and valid rights in and title to the
Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

            (b) The Perfection Certificates have been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificates for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by
Section 5.03(a) or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or in another form acceptable to the Collateral Agent) and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and with respect to United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C.
Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

            (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all
Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C.
Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to clause (iii), (iv),
(v) or (viii) of Section 6.02 of the Credit Agreement.

            (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to clause (iii), (iv) or (v) of Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any
Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any
Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to clause (iii), (iv) or (v) of Section 6.02 of the Credit Agreement.

            SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Article 9 Collateral owned by it or any office or facility at which Article 9 owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

            (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

            (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate as required under Section 5.01(c) of the Credit Agreement.

            (d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

            (e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

            Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

            (f) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Article 9 Collateral after reasonable notice to the Grantors, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.03 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the
Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

            (g) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

            (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

            (i) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

            (j) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

            (k) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

            (l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

            (m) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

            SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

            (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

            (b) Investment Property. Except to the extent otherwise provided in
Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities; provided that the provisions of this sentence shall not apply unless such securities (A) are in an aggregate principal amount, or have a fair market value, of not less than $50,000 or (B) represent Equity Interests in a Material Domestic Subsidiary or a Significant Foreign Subsidiary.

            SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act as omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

            (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

            (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

            (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

            (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

            (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

            (g) In the event that any Grantor has reason to believe that any
Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such
Article 9 Collateral.

            (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                   ARTICLE V

                                    Remedies

            SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            The Collateral Agent shall give the applicable Grantors 10 days' written notice of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section
5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

            SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

            THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

            SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

            SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

            SECTION 5.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

            SECTION 5.06. Bank of Tokyo Securitization. Symbolease, Inc. hereby appoints the Collateral Agent as its attorney-in-fact for the purpose of delivering a notice of termination under Section 6.1 of the Purchase and Sale Agreement dated as of September 29, 2000 between Symbolease, Inc. and Symbolease Funding LLC, as amended, and taking all other necessary action required to terminate the Bank of Tokyo Securitization, and hereby authorizes the Collateral Agent to deliver such notice and take such action at any time after the occurrence and during continuation of an Event of Default. Such appointment is coupled with an interest and irrevocable.

            SECTION 5.07. Mexican Guarantor. Notwithstanding (a) any provisions to the contrary contained in this Agreement or (b) any provisions that partially address the terms covered hereunder, in respect of the obligations and liabilities of Symbol de Mexico, S., de R. L., de C.V. (the "Mexican Guarantor"), the Mexican Guarantor waives, to the extent applicable and to the fullest extent permitted by law, any right to which it may be entitled (i) so that the assets of the Borrower or any other Grantor are first used, depleted and/or applied in satisfaction of the Borrower's or any other Grantor's obligations before any amounts can be claimed from or paid by any Mexican Guarantor, (ii) so that any suits or claims against the Borrower or any Grantor be completed prior to an action or proceeding can be initiated against the Mexican Guarantor, (iii) so that amounts payable hereunder be divided among Guarantors or between Guarantors and the Borrower and (iv) to the extent applicable, under Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821,
2822, 2823, 2826, 2827, 2836, 2837, 2838, 2839, 2840, 2841, 2842, 2845, 2846 and
2848 of Mexico's Federal Civil Codes and of the Civil Codes of any applicable States within Mexico.

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination

            SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

            SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a "Contributing Party") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the "Claiming Party") shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

            SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

            (b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other

Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                  ARTICLE VII

                                 Miscellaneous

            SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

            SECTION 7.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Issuing Banks or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

            SECTION 7.03. Collateral Agent's Fees and Expenses; Indemnification.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its Related Parties.

            (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable on written demand therefor.

            (d) Each Grantor hereby acknowledges the authorization by the Secured Parties under the Credit Agreement of the Collateral Agent to act as the representative of each Secured Party in connection with any Foreign Pledge Agreement.

            SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            SECTION 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

            SECTION 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

            SECTION 7.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 7.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this
Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

            SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile, in respect of actions brought against it as a defendant, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document (other than the Mexican Pledge Agreement), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document (other than the Mexican Pledge Agreement) against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

            (c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09 and further waives any right to which it may be entitled on account of place of residence or domicile. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

            SECTION 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 7.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

            SECTION 7.13. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

            (b) Upon the occurrence of the Collateral Release Event, the Liens on the Collateral will be released and terminated in accordance with and subject to Section 9.15 of the Credit Agreement.

            (c) A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

            (d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

            (e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

            SECTION 7.14. Additional Subsidiaries. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Guarantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

            SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

            SECTION 7.16. Parallel Debt (Covenant to pay the Collateral Agent).
(a) Notwithstanding any other provision of this Agreement and solely for the purpose of ensuring and preserving the validity and continuity of certain of the Foreign Pledge

Agreements and subject as provided below, each of the Guarantors hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Guarantor (as required by Section 2.18(a) of the Credit Agreement) to each and any of the Secured Parties under any of the Loan Documents and/or any of the Hedging Agreements and/or for cash management services and/or Card Programs as and when that amount falls due for payment under the relevant Loan Document and/or Hedging Agreement and/or for cash management service and/or Card Programs as described above or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting that Guarantor, to preserve its entitlement to be paid that amount (the "Parallel Debt").

            (b) The Collateral Agent shall have its own independent right to demand payment of the amounts payable by each Guarantor under this Section 7.16, irrespective of any discharge of such Guarantor's obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Guarantor, to preserve their entitlement to be paid those amounts.

            (c) Any amount due and payable by a Guarantor to the Collateral Agent under this Section 7.16 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents and/or the Hedging Agreements and/or for cash management services and/or Card Programs as described in Section 7.16 and any amount due and payable by a Guarantor to the other Secured Parties under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 7.16.

            (d) The rights of the Secured Parties (other than the Collateral Agent) to receive payment of amounts payable by each Guarantor under the Loan Documents and/or the Hedging Agreements and/or cash for management services and/or Card Programs as described in Section 7.16 are several and are separate and independent from, and without prejudice to, the rights of the Collateral Agent to receive payment under this Section 7.16.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         SYMBOL TECHNOLOGIES, INC.,

                                           by
                                              _________________________________
                                              Name:
                                              Title:

                                         EACH OF THE SUBSIDIARIES
                                         lISTED ON SCHEDULE I HERETO,

                                           by
                                              _________________________________
                                              Name:
                                              Title:

                                         JPMORGAN CHASE BANK, N.A., AS
                                         COLLATERAL AGENT,

                                           by
                                              _________________________________
                                              Name:
                                              Title:

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement

                                   GUARANTORS

                              [SYMBOL TO PROVIDE]

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

                              [SYMBOL TO PROVIDE]

                                           Number and
              Number of     Registered      Class of            Percentage
Issuer       Certificate       Owner     Equity Interest    of Equity Interests
------       -----------    ----------   ---------------    -------------------

                                DEBT SECURITIES

                              [SYMBOL TO PROVIDE]

            Principal
Issuer        Amount      Date of Note     Maturity Date
------      ---------     ------------     -------------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

                              [SYMBOL TO PROVIDE]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations

Title           Reg. No.       Author
-----           --------       ------

              Pending U.S. Copyright Applications for Registration

Title          Author          Class        Date Filed
-----          ------          -----        ----------

                        Non-U.S. Copyright Registrations

[List in alphabetical order by country/numerical order by Registration No. within each country]

Country      Title       Reg. No.      Author
-------      -----       --------      ------

            Non-U.S. Pending Copyright Applications for Registration

[List in alphabetical order by country.]

Country      Title      Author       Class     Date Filed
-------      -----      ------       -----     ----------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

I. Licenses/Sublicensees of [Name of Grantor] as Licensor on Date Hereof

A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                U.S. Copyrights

                  Date of       Title of
Licensee Name     License/      Non-U.S.
 and Address     Sublicense    Copyright   Author    Reg. No.
-------------    ----------    ---------   ------    --------

                               Non-U.S. Copyrights

                               Date of      Title of
             Licensee Name    License/      Non-U.S.
Country       and Address    Sublicensee    Copyrights    Author    Reg. No.
-------      -------------   -----------    ----------    ------    --------

B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                  U.S. Patents

Licensee Name     Date of License/
 and Address         Sublicense        Issue Date    Patent No.
-------------     ----------------     ----------    ----------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications

Licensee Name     Date of License/
 and address         Sublicense        Date Filed   Application No.
-------------     ----------------     ----------   ---------------

                                Non-U.S. Patents

          Licensee Name    Date of License/   Issue    Non-U.S.
Country    and Address        Sublicense      Date    Patent No.
-------   -------------    ----------------   -----   ----------

                          Non-U.S. Patent Applications

          Licensee Name    Date of License/    Date   Application
Country    and Address        Sublicense      Filed       No.
-------   -------------    ----------------   -----   -----------

C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                U.S. Trademarks

Licensee Name   Date of License/
 and Address      Sublicense       U.S. Mark   Reg. Date    Reg. No.
-------------   ---------------    ---------   ---------    --------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                          U.S. Trademark Applications

Licensee Name    Date of License/                               Application
 and Address        Sublicense       U.S. Mark    Date Filed        No.
-------------    ----------------    ---------    ----------    -----------

                              Non-U.S. Trademarks

          Licensee Name   Date of License/   Non-U.S.
Country    and Address       Sublicense        Mark     Reg. Date    Reg. No.
-------   -------------   ----------------   --------   ---------    --------

                        Non-U.S. Trademark Applications

          Licensee Name   Date of License/   Non-U.S.   Date    Application
Country    and Address       Sublicense        Mark     Filed        No.
-------   -------------   ----------------   --------   -----   -----------

D. Others

Licensee Name   Date of License/   Subject
 and Address       Sublicense      Matter
-------------   ----------------   -------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

II. Licensees/Sublicenses of [Name of Grantor] as Licensee on Date Hereof

A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

                                U.S. Copyrights

Licensor Name and     Date of License/      Title of
     Address             Sublicense       U.S. Copyright    Author    Reg. No.
-----------------     ----------------    --------------    ------    --------

                              Non-U.S. Copyrights

                            Date of      Title of
          Licensor Name     License/     Non-U.S.
Country    and Address    Sublicensee   Copyrights   Author   Reg. No.
-------   -------------   -----------   ----------   ------   --------

B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application nos. in alphabetical order by country with patent nos. within each country in numerical order.]

                                  U.S. Patents

                  Date of
Licensor Name     License/
 and Address     Sublicense   Issue Date   Patent No.
-------------    ----------   ----------   ----------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications

                  Date of
Licensor Name    License/
 and Address    Sublicense   Date Filed   Application No.
-------------   ----------   ----------   ---------------

                                Non-U.S. Patents

          Licensor Name   Date of License/   Issue    Non-U.S.
Country    and Address       Sublicense      Date    Patent No.
-------   -------------   ----------------   -----   ----------

                          Non-U.S. Patent Applications

          Licensor Name   Date of License/   Date    Application
Country    and Address       Sublicense      Filed       No.
-------   -------------   ----------------   -----   -----------

C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                U.S. Trademarks

Licensor Name    Date of License/
 and Address        Sublicense      U.S. Mark    Reg. Date    Reg. No.
-------------    ---------------    ---------    ---------    --------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                          U.S. Trademark Applications

Licensor Name   Date of License/                Date    Application
 and Address       Sublicense      U.S. Mark    Filed        No.
-------------   ---------------    ---------    -----   -----------

                              Non-U.S. Trademarks

          Licensor Name   Date of License/   Nom U.S.
Country    and Address       Sublicense        Mark     Reg. Date   Reg. No.
-------   -------------   ----------------   --------   ---------   --------

                        Non-U.S. Trademark Applications

          Licensor Name   Date of License/   Non-U.S.   Date     Application
Country    and Address       Sublicense        Mark     Filed        No.
-------   -------------   ----------------   --------   -----    -----------

D. Others

                            Date of License/
Licensor Name and Address      Sublicense      Subject Matter
-------------------------   ----------------   --------------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                           U.S. Patent Registrations

Patent Numbers    Issue Date
--------------    ----------

                            U.S. Patent Applications

Patent Application No.    Filing Date
----------------------    -----------

                         Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Patent No. within each country]

Country    Issue Date     Patent No.
-------    ----------     ----------

                         Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Application No. within each country]

Country   Filing Date     Patent Application No.
-------   -----------     ----------------------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

                          U.S. Trademark Registrations

Mark    Reg. Date    Reg. No.
----    ---------    --------

                          U.S. Trademark Applications

Mark    Filing Date    Application No.
----    -----------    ---------------

                         State Trademark Registrations

[List in alphabetical order by state/numerical order by trademark no. within each state]

State   Mark    Filing Date    Application No.
-----   ----    -----------    ---------------

                        Non-U.S. Trademark Registrations

[List in alphabetical order by country/numerical order by trademark no. within each country]

Country   Mark    Reg. Date   Reg. No.
-------   ----    ---------   --------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                        Non-U.S. Trademark Applications

[List in alphabetical order by country/numerical order by application no.]

Country   Mark    Application Date     Application No.
-------   ----    ----------------     ---------------

                                  Trade Names

Country(s) Where Used     Trade Names
---------------------     -----------

                                                                Exhibit I to the
                                                                   Guarantee and
                                                            Collateral Agreement

                        SUPPLEMENT NO. __ dated as of , to the Guarantee and
                  Collateral Agreement dated as of December 29, 2004, as amended and restated as of February 16, 2005 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement"), among Symbol Technologies, Inc., a Delaware corporation (the "Borrower"), [ ], each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, and the Borrower are referred to collectively herein as the "Grantors") and JPMORGAN CHASE BANK, N.A., a New York banking corporation ("JPMCB"), as Collateral Agent (in such capacity, the "Collateral Agent").

            A. Reference is made to the Credit Agreement dated as of December 29, 2004, as amended and restated as of February 16, 2005 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto, JPMCB, as Administrative Agent, and Fleet National Bank, as Syndication Agent.

            B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

            C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.14 of Collateral Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

            SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Guarantor and Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a "Guarantor" or "Grantor" in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. The New Subsidiary hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

            SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

            SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

            IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                      [Name Of New Subsidiary],

                                          by
                                             _________________________________
                                             Name:
                                             Title:

                                             Legal Name:
                                             Jurisdiction of Formation:
                                             Location of Chief Executive office:

                                      JPMORGAN CHASE BANK, N.A.,
                                      AS COLLATERAL AGENT

                                          by
                                             __________________________________
                                             Name:
                                             Title:

                                                                      Schedule I
                                                  to the Supplement No __ to the
                                                                   Guarantee and
                                                            Collateral Agreement

                             LOCATION OF COLLATERAL

Description    Location
-----------    --------

                                EQUITY INTERESTS

                                         Number and
             Number of    Registered      Class of            Percentage
Issuer      Certificate      Owner     Equity Interests    of Equity Interests
------      -----------   ----------   ----------------    -------------------

                                DEBT SECURITIES

           Principal
Issuer      Amount      Date of Note   Maturity Date
------     ---------    ------------   -------------

                             INTELLECTUAL PROPERTY

                                                                  Schedule IV to
                                                               the Guarantee and
                                                            Collateral Agreement

                             COMMERCIAL TORT CLAIMS